Scudder
Development
Fund

Semiannual Report
December 31, 1998

Pure No-Load(TM) Funds

A fund seeking long-term growth of capital by investing primarily in securities of small and medium-size growth companies.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER                    (logo)

                            Scudder Development Fund
--------------------------------------------------------------------------------
Date of Inception: 2/11/71   Total Net Assets as of      Ticker Symbol:  SCDVX
                             12/31/98: $770 million
--------------------------------------------------------------------------------

o Scudder Development Fund's essentially flat return reflects the difficult environment for small-caps as the portfolio was graduallyrepositioned into mid-cap stocks over the six-month period ended December 31, 1998.

o The Fund outperformed the unmanaged Russell 2000 Growth Index for the full six months and the S&P MidCap 400 Index by a significant margin in both November and December.

o Management continued to minimize exposure to companies that it believed could be impacted by an economic slowdown while emphasizing U.S. companies that stand to benefit from the aging of baby boomers and companies with unique products and services.


                                Table of Contents

   3  Letter from the Fund's President     19  Financial Highlights
   4  Performance Update                   20  Notes to Financial Statements
   5  Portfolio Summary                    24  Shareholder Meeting Results
   6  Portfolio Management Discussion      28  Officers and Trustees
   9  Glossary of Investment Terms         29  Investment Products and Services
  10  Investment Portfolio                 30  Scudder Solutions
  16  Financial Statements


                          2 - Scudder Development Fund

                        Letter from the Fund's President

Dear Shareholders,

     The U.S. equity markets achieved another year of strong returns, with a handful of large-cap growth stocks making a significant contribution to the market-cap-weighted indices such as the S&P 500. A healthy U.S. economy, declining interest rates, nonexistent inflation and strong deflationary forces provided a generally favorable environment for equity investors. It seemed that investors were willing to pay any price for large growth companies with earnings perceived to be bullet-proof. This resulted in weak returns for small- and mid-cap stocks, despite attractive growth rates and solid fundamentals for many of these companies.

     Scudder Development Fund has made a number of significant strides over the six months as the Fund's managers, Kurt Stalzer and David Burshtan, have continued to add more mid-cap names to the portfolio's holdings. While six months is a relatively short period of time to implement a revised strategy, they have had a number of successes over the period. A complete discussion of their investment strategy begins on page 6.

     As we ponder another year of strong performance in the stock markets, and what lies ahead, we believe the importance of diversification cannot be overstated. This straightforward principle is particularly significant following nearly eight consecutive years of strong returns in the domestic equity markets. Investors can be easily lulled into believing that 20% or higher returns every year are normal while long-run returns have averaged about half that amount. The U.S. stock market may record another period of strong performance in 1999; nevertheless, we believe that investors with adequate exposure to several asset classes, such as fixed income, small-cap, and international equities, will be the most successful over the long term.

     For those of you who are interested in new Scudder products, we recently introduced two funds which employ portfolio strategies that are designed to minimize tax consequences to investors: Scudder Tax Managed Growth Fund -- which seeks long-term growth of capital through equity investments in medium- to large-sized U.S. companies, and Scudder Tax Managed Small Company Fund -- which focuses on small-cap stocks. For further information on these new funds, please call Scudder Investor Relations at 1-800-225-2470, or visit our Web site at www.scudder.com.

     Thank you for your continued investment in Scudder Development Fund.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     President, Scudder Development Fund


                          3 - Scudder Development Fund

                   Performance Update as of December 31, 1998

---------------------
Fund Index Comparison
---------------------
                           Total Return
---------------------------------------------------
Period Ended   Growth of                    Average
12/31/98       $10,000        Cumulative    Annual
---------------------------------------------------
Scudder Development Fund
---------------------------------------------------
1 Year         $  10,801         8.01%       8.01%
5 Year         $  18,125        81.25%      12.63%
10 Year        $  41,612       316.12%      15.32%
---------------------------------------------------
Russell 2000 Growth Index
---------------------------------------------------
1 Year         $  10,123         1.23%       1.23%
5 Year         $  16,261        62.61%      10.21%
10 Year        $  29,804       198.04%      11.53%

------------------------------
Growth of a $10,000 Investment
------------------------------

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

CHART DATA:

              Russell 2000 Growth Index    Scudder Development Fund
              -------------------------    ------------------------
       '88             10000                        10000
       '89             12017                        12321
       '90              9923                        12503
       '91             15002                        21484
       '92             16165                        21094
       '93             18329                        22959
       '94             17883                        21732
       '95             23429                        32743
       '96             26068                        36030
       '97             29441                        38526
       '98             29804                        41613

                        Yearly periods ended December 31

The Russell 2000 Growth Index is an unmanaged capitalization-weighted measure of 2,000 of the smallest capitalized U.S. companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, AMEX, and NASDAQ. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

---------------------------------
Returns and Per Share Information
---------------------------------

Yearly Periods Ended December 31

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE FUND TOTAL RETURN (%) AND
INDEX TOTAL RETURN (%)

CHART DATA:

                                1989      1990      1991      1992       1993      1994      1995      1996       1997  |   1998*
------------------------------------------------------------------------------------------------------------------------|----------
Net Asset Value              $ 22.69    $ 21.73   $ 36.23   $ 33.62   $ 33.51    $ 29.54   $ 40.12   $ 39.79   $ 38.55  | $ 37.37
------------------------------------------------------------------------------------------------------------------------|----------
Capital Gains Distributions  $  2.28    $  1.23   $   .96   $  1.70   $  3.07    $  2.12   $  4.20   $  4.48   $  3.88  | $  3.75
------------------------------------------------------------------------------------------------------------------------|----------
Fund Total Return (%)          23.21       1.48     71.83     -1.82      8.84      -5.34     50.67     10.04      6.93  |    8.01
------------------------------------------------------------------------------------------------------------------------|----------
Index Total Return (%)         20.17     -17.41     51.19      7.77     13.36      -2.43     31.04     11.26     12.85  |    1.23
------------------------------------------------------------------------------------------------------------------------|----------

* Effective July 1, 1998, the Fund adopted its current objective to seek long-term growth of capital by investing primarily in medium-sized companies with the potential for sustainable above-average earning growth. Prior to that date, the Fund's investment objective was to seek long-term growth of capital by investing primarily in securities of small and medium-sized growth companies. Since adopting its current objective, the cumulative return is -0.32%.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.


                          4 - Scudder Development Fund

                    Portfolio Summary as of December 31, 1998

----------------
Asset Allocation
----------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

       Common Stocks                        93%
       Cash Equivalents                      6%
       Convertible Securities                1%
   ---------------------------------------------
                                           100%
   ---------------------------------------------

   The Fund pursued a fully invested approach to investing in small- and mid-cap stocks.

------------------------------
Sector Diversification
(Excludes 6% Cash Equivalents)
------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

       Technology                           22%
       Health                               21%
       Service Industries                   21%
       Financial                            13%
       Consumer Discretionary                8%
       Media                                 4%
       Manufacturing                         4%
       Construction                          3%
       Energy                                2%
       Other                                 2%
   ---------------------------------------------
                                           100%
   ---------------------------------------------

   Management increased diversification through representation in nearly all industry sectors.

---------------------------
Ten Largest Equity Holdings
(26% of Portfolio)
---------------------------

     1.  Cintas Corp.
         Uniform rentals
     2.  Network Appliance Inc.
         Designer and manufacturer of network
         data storage devices
     3.  CMG Information Services, Inc.
         Developer of information-based
         products and services for direct
         marketing
     4.  PathoGenesis Corp.
         Developer of drugs for treatment of
         serious infectious diseases
     5.  AmeriSource Health Corp.
         Distributor of wholesale
         pharmaceutical and related products
     6.  Bergen Brunswig Corp.
         Supplier of pharmaceuticals and health
         care products
     7.  CCB Financial Corp.
         Commercial bank providing retail,
         commercial, mortgage and construction
         loans
     8.  Zions Bancorp
         Commercial banking in Utah
     9.  Solectron Corp.
         Manufacturer of computer products and
         subsystems
    10.  Biogen Inc.
         Biotechnology research and development
         company

    The Fund held significant individual positions while limiting overall exposure to specific industry categories.

For more complete details about the Fund's investment portfolio, see page 10. A quarterly Fund Summary and Portfolio Holdings are available upon request.


                          5 - Scudder Development Fund

                         Portfolio Management Discussion

We asked portfolio managers Kurt R. Stalzer and David H. Burshtan to discuss the market environment for small- and mid-cap growth stocks and their investment strategy for the six-month period ended December 31, 1998.

Q: Large-cap growth stocks dominated performance over the six months. Where did that leave small- and mid-cap growth stocks?

It was an interesting period for small and mid-cap stocks to say the least. The August market correction, which really began in July with Russia's currency devaluation and debt moratorium, shook the market's confidence and sent investors in search of the most liquid and highest quality investments. The events of the period impacted small-caps more than large-caps due to the perception of limited liquidity and lower quality in the small-cap area. For the six months, small-caps declined 7.12% overall as measured by the unmanaged Russell 2000 Index. The Russell 2000 Growth Index, a benchmark of small growth stocks and the Fund's benchmark, declined less with a return of -3.99%.

While most shareholders know that the market rebounded strongly in the fourth quarter, few may realize that by some measures, mid-cap stocks actually edged out the unmanaged S&P 500 Index for the six-month period. The S&P MidCap 400 Index, an unmanaged index of mid-cap stocks, returned 9.64% for the six months to edge out the 9.23% for the S&P 500. Most of this advantage can be attributed to the 12.08% return of the S&P MidCap 400 Index in December, versus the comparatively modest 5.76% return for the S&P 500 for the same month.

Q: How did the Fund perform?

The implementation of our revised investment strategy (outlined in our June 30, 1998 report to shareholders) came at a difficult time, as the market's wide gyrations accentuated the Fund's exposure to smaller-cap issues, which were among the most volatile and weakest performers over the period. In the third calendar quarter, as the market was both plummeting and rebounding sharply from one day to the next, we were in the process of increasing the portfolio's median market capitalization, reducing the number of holdings, and attempting to invest in stocks that meet our "growth at a reasonable price" discipline.

We continued this process on a gradual basis into the fourth quarter, but the portfolio was not fully repositioned in mid-cap stocks until the end of the year. While the Fund outperformed the Russell 2000 Growth Index, it trailed the strong performance of the S&P MidCap 400 Index, reflecting the portfolio's transition from small- to mid-cap stocks. We now believe that the portfolio is well positioned to participate in the many opportunities we foresee in the mid-cap area. In fact, the portfolio has already delivered some promising performance in January.

Q: In positioning the Fund's holdings, what is your investment philosophy?

We seek long-term growth of capital by investing primarily in securities of medium-sized growth companies. We believe superior returns can be achieved by investing in undervalued growth stocks of superior quality companies that have sustainable above-average earnings growth. In other words, we attempt to buy


                          6 - Scudder Development Fund
growth at a reasonable price. We search for franchise businesses with visible earnings growth over at least a two-year time period. Companies that have proprietary businesses, dominant and/or growing market shares, and unique and defensible market niches are ideal candidates. We seek to identify companies with a low cost structure, which also can contribute to a strong market position. Companies that have the ability to influence the prices of assets that are bought and sold within an industry are also attractive; in other words, companies with pricing power. Overall, we are interested in companies with limited sensitivity to changes in the economy.

Q: How are you managing the portfolio?

We are pursuing a bottom-up approach to selecting securities on a stock-by-stock basis. Any stock included in the portfolio must meet all our requirements for growth, quality, and financial stability. Any portfolio holding must have an expected earnings growth rate of at least 15%, persistent historical earnings growth (we believe success breeds success), a return on equity of at least 12%, and either a debt-to-capitalization ratio under 50% or interest coverage of three times or more.

Q: What stocks held back performance?

Our holdings in the energy area were hurt by the 25%+ decline in crude oil prices in 1998. We held Global Industries (eliminated from the portfolio prior to year-end) and Transocean Offshore in the oil service area, which were impacted by the record low oil prices. Another weak performer was Computer Horizons, an IT (information technology) company. While the company did not disappoint on the earnings front, investors have become concerned about any firms with potential exposure to the Year 2000 (Y2K) reprogramming tasks as we approach the new millenium.

THE PRINTED DOCUMENT CONTAINS A TABLE HERE

==============================================================
Stock Selection Criteria
--------------------------------------------------------------

Growth                         Quality and financial stability

o Expected earnings growth      o Return on equity of
  rate of 15% or more             12% or more

o Demonstrated earnings         o Debt-to-capitalization  ratio
  growth in four consecutive      below 50% or interest
  quarters over the past          coverage of 3x or more.
  three years.

=============================================================

Q: And, holdings that helped performance?

Our decision to overweight the health care and technology sectors toward the end of the year made a significant contribution to the Fund's out- performance of both small- and mid-cap indices. In the health care area, Immunex, a biopharmaceutical company, rose as new drugs were approved, prescriptions were ahead of expectations, and the firm reached profitability. CMG Information Services, a developer of information-based products and services for direct marketing, rose on the strong performance of several of its Internet-related venture capital holdings. While the semiconductor sector is a cyclical area, Vittesse Semiconductor has done well due in part to its special focus on semiconductors for the telecommunications industry. In the EDP (electronic data processing) area, CSG Systems International is benefiting from better than expected growth from such clients as AT&T, Sprint, and several cable companies. This outsourcing company provides billing solutions, software, and services for


                          7 - Scudder Development Fund
customer care and billing functions. The Fund also benefited from good performance from Network Appliance -- our second largest holding -- which designs and manufactures network data storage devices.

THE PRINTED DOCUMENT CONTAINS A TABLE/CALLOUT HERE

==================================================================
Portfolio Strategy
==================================================================

An emphasis on quality and managing risk

o Maintain 70-80 stocks in the portfolio

o Hold significant individual positions while limiting overall exposure to a specific industry to less than 10% of assets

o Invest in stocks with low volatility and solid earnings records

o Broaden diversification through representation in nearly all industry sectors

o Current focus on issues with market capitalizations in the
  $1-5 billion range.
==================================================================


Q: Overall how has the Fund's strategy and composition changed over the period?

We've reduced the number of holdings to 74. That's down from 110 six months ago. Our ultimate goal is to have 70-80 names in the portfolio. We've also increased our weightings in the individual stocks we own. The number of stocks representing a 1% or greater position in the portfolio is 45 (representing more than half of Fund holdings). This compares to 38 stocks (a bit more than one-third of Fund holdings) at the end of June. This approach reflects our belief that fewer holdings, and larger weightings in the quality companies about which we have strong convictions, should reduce the portfolio's relative risk level versus the market. Partly as a result of this emphasis on quality, the projected growth rate has decreased slightly from 36% to 35%. At this level of growth we expect more consistent returns over the long run.

Q: Another objective has been to increase the portfolio's market cap. Where does the portfolio stand today?

As we have repositioned the portfolio from small-cap to mid-cap stocks, the market cap has risen to $2.4 billion as of December 31 from $910 million at the end of June, which is in line with our goal of $2-4 billion.

Q: With large-cap growth stocks getting much of the attention over the last year, why should investors consider staying with this mid-cap fund?

We think most people realize that after an extended run for this select group of large-cap stocks, it may be time for them to take a rest. Of course, we are not market timers and do not have a crystal ball, but we believe investors should maintain exposure to a variety of asset classes including small- and mid-cap stocks. Besides, many large-cap stocks at one time were small- and mid-cap stocks. We attempt to invest in companies while they are smaller and during the period when they are exhibiting faster growth rates than that of larger companies.

Our philosophy is premised on sticking with a consistent and disciplined investment strategy. We pursue a bottom-up, fully invested approach and we do not focus on predicting the overall movements of the market. As we have said before, we will continue to seek the best companies we can find that meet our investment criteria whether the market is going up or down.


                          8 - Scudder Development Fund

                          Glossary of Investment Terms

FUNDAMENTAL RESEARCH       Analysis of companies based on the projected
                           impact of management, products, sales, and earnings on balance sheets and income statements. Distinct from technical analysis, which evaluates the attractiveness of a stock, based on historical price and trading volume movements, rather than the financial results of the underlying company.

GROWTH STOCK               Stock of a company that has displayed
                           above-average earnings growth and is expected to continue to increase profits rapidly going forward.

LIQUIDITY                  A characteristic of an investment or an asset
                           referring to the ease of convertibility into cash within a reasonably short period of time.

MARKET CAPITALIZATION      The value of a company's outstanding shares of
                           common stock, determined by multiplying the number of shares outstanding by the share price
                           (shares x price = market capitalization). The universe of publicly traded companies is frequently divided into large-, mid-, and small-capitalizations.

OVER/UNDERWEIGHTING        Refers to the allocation of assets -- usually by
                           sector, industry, or country -- within an investment portfolio relative to a benchmark index or investment universe.

PRICE/EARNINGS RATIO (P/E) A widely used gauge of a stock's valuation that (also "earnings multiple") indicates what investors are paying for a company's earnings on a per share basis. Typically based on a company's projected earnings for the next six months, a higher "earnings multiple" indicates a higher expected growth rate and the potential for greater price fluctuations.

RETURN ON EQUITY           An amount, expressed as a percentage, earned on a
                           company's common stock investment for a given period. Calculated by dividing common stock equity
                           (net worth) at the beginning of the period into net income for the period after preferred stock dividends but before common stock dividends. Return on equity tells common shareholders how effectively their money is being employed.

VALUE STOCK                A company whose stock price does not fully reflect
                           its intrinsic value, as indicated by price/earnings and price/book ratios, dividend yield, or some other valuation measure, relative to its industry or the market overall. Value stocks tend to display less price volatility and may carry higher dividend yields.

(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)


                          9 - Scudder Development Fund

            Investment Portfolio as of December 31, 1998 (Unaudited)

                                                                                                Principal            Market
                                                                                               Amount ($)           Value ($)
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 6.1%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 12/31/1998 at 5.0%,
  to be repurchased at $48,406,878 on 1/4/1999, collateralized by a $45,438,000                                    -----------
  U.S. Treasury Bond, 5.875%, 11/15/2005 (Cost $48,380,000) .............................     48,380,000            48,380,000
                                                                                                                   -----------
Convertible Bonds 0.0%
------------------------------------------------------------------------------------------------------------------------------
Media
Broadcasting & Entertainment
Intouch Group, Inc. Promissory Note, 8.0%*, 2/1/1996 (Cost $217,500) (b) (c) (d) ........        217,500                     0
                                                                                                                   -----------

                                                                                                 Shares
------------------------------------------------------------------------------------------------------------------------------
Convertible Preferred Stocks 0.4%
------------------------------------------------------------------------------------------------------------------------------
Health
Biotechnology 0.3%
Norian Corp. "D"* (Developer and manufacturer of a proprietary biomaterial for
  skeletal repair) (b) (c) ..............................................................        357,142             1,999,995
                                                                                                                   -----------
Medical Supply & Specialty 0.1%
InterVentional Technologies, Inc. "G"* (Manufacturer of minimally invasive disposable microsurgical devices and systems for treatment of cardiovascular
  disease) (b) (c) ......................................................................        120,000             1,200,000
------------------------------------------------------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Cost $3,199,995)                                                                 3,199,995
------------------------------------------------------------------------------------------------------------------------------

Common Stocks 93.5%
------------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary 8.8%
Apparel & Shoes 0.8%
Abercrombie & Fitch Co. "A"* (Retailer of casual apparel for men and women) .............         89,200             6,310,900
                                                                                                                   -----------
Department & Chain Stores 2.2%
Dollar Tree Stores Inc.* (Store chain that sells assorted general merchandise) ..........        225,000             9,829,688
Kohl's Corp.* (Operator of a chain of specialty department stores) ......................        125,100             7,685,831
                                                                                                                   -----------
                                                                                                                    17,515,519
                                                                                                                   -----------
Home Furnishings 1.1%
WestPoint Stevens, Inc.* (Manufacturer of bedroom and bathroom textile products) ........        276,600             8,730,188
                                                                                                                   -----------
Recreational Products 1.6%
Harley-Davidson Inc. (Manufacturer of motorcycles) ......................................        275,000            13,028,125
                                                                                                                   -----------
Restaurants 0.6%
Dave & Buster's, Inc.* (Operator of restaurant/entertainment complexes) .................        204,000             4,704,750
                                                                                                                   -----------

    The accompanying notes are an integral part of the financial statements.


                          10 - Scudder Development Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Specialty Retail 2.5%
Intimate Brands, Inc. (Retailer of intimate apparel and personal care products) .........        250,400             7,480,700
Office Depot Inc.* (Office supply stores) ...............................................        335,500            12,392,531
                                                                                                                   -----------
                                                                                                                    19,873,231
                                                                                                                   -----------
Health 19.6%
Biotechnology 5.1%
Biogen Inc.* (Biotechnology research and development company) ...........................        175,000            14,525,000
Immunex Corp.* (Biopharmaceutical company) ..............................................         96,900            12,191,231
Sepracor, Inc.* (Developer of enhanced forms of existing pharmaceuticals) ...............        155,500            13,615,969
                                                                                                                   -----------
                                                                                                                    40,332,200
                                                                                                                   -----------
Health Industry Services 5.0%
Bergen Brunswig Corp. "A" (Supplier of pharmaceuticals and health care products) ........        465,900            16,248,263
Express Scripts Inc. "A"* (Operator of health care management businesses) ...............        115,800             7,773,075
IDX Systems Corp.* (Provider of health care information systems to physician
  groups and academic medical centers) ..................................................        173,300             7,625,200
Quintiles Transnational Corp.* (Provider of full-service contract research, sales and marketing services to the worldwide pharmaceutical, biotechnology
  and medical device industries) ........................................................         93,900             5,011,913
Ventana Medical Systems, Inc.* (Manufacturer of automated medical test systems
  for cell and tissue analysis) .........................................................        162,800             3,520,550
                                                                                                                   -----------
                                                                                                                    40,179,001
                                                                                                                   -----------
Hospital Management 1.2%
Universal Health Services, Inc.* (Owner and operator of 35 general acute care
  hospitals and psychiatric-care facilities located throughout the United States) .......        182,100             9,446,438
                                                                                                                   -----------
Medical Supply & Specialty 3.3%
Arterial Vascular Engineering, Inc.* (Provider of specialized stent and balloon
  angioplasty systems) ..................................................................        108,200             5,680,500
Biomet Inc. (Manufacturer of surgical implant devices) ..................................        250,000            10,062,500
Sofamor Danek Group, Inc.* (Developer, manufacturer and marketer of devices,
  instruments, computer-assisted surgery products and biomaterials) .....................         85,500            10,409,625
                                                                                                                   -----------
                                                                                                                    26,152,625
                                                                                                                   -----------
Pharmaceuticals 5.0%
AmeriSource Health Corp.* (Distributor of wholesale pharmaceutical and related
  products) .............................................................................        278,100            18,076,500
PathoGenesis Corp.* (Developer of drugs for treatment of serious infectious
  diseases) .............................................................................        380,000            22,040,000
                                                                                                                   -----------
                                                                                                                    40,116,500
                                                                                                                   -----------

    The accompanying notes are an integral part of the financial statements.


                          11 - Scudder Development Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Financial 12.4%
Banks 5.1%
CCB Financial Corp. (Commercial bank providing retail, commercial, mortgage and
  construction loans) ...................................................................        282,200            16,085,400
First Security Corp. (Commercial banking in western states) .............................        376,625             8,803,609
Zions Bancorp (Commercial banking in Utah) ..............................................        254,300            15,861,963
                                                                                                                   -----------
                                                                                                                    40,750,972
                                                                                                                   -----------
Insurance 5.9%
AMBAC Financial Group Inc. (Insurer of municipal bonds) .................................        116,200             6,993,788
Fremont General Corp. (Insurance and financial services) ................................        241,400             5,974,650
Mutual Risk Management Ltd. (Risk management services) ..................................        189,900             7,429,838
Protective Life Corp. (Insurance and financial services) ................................        326,400            12,994,800
Providian Financial Corp. (Insurance and financial services) ............................        185,400            13,905,000
                                                                                                                   -----------
                                                                                                                    47,298,076
                                                                                                                   -----------
Consumer Finance 1.4%
Capital One Financial Corp. (Holding company which provides consumer lending
  services through its subsidiaries) ....................................................         95,200            10,948,000
                                                                                                                   -----------
Media 3.7%
Advertising 2.6%
Outdoor Systems, Inc.* (Outdoor advertising company) ....................................        451,800            13,554,000
Young & Rubicam Inc.* (Advertising, marketing and communications company) ...............        222,000             7,187,250
                                                                                                                   -----------
                                                                                                                    20,741,250
                                                                                                                   -----------
Broadcasting & Entertainment 1.1%
Jacor Communications, Inc. "A"* (Owner and operator of radio stations) ..................        140,000             9,012,500
                                                                                                                   -----------
Service Industries 22.2%
EDP Services 6.0%
Affiliated Computer Services* (Provider of information technology services and
  electronic funds transfer) ............................................................        255,400            11,493,000
CSG Systems International, Inc.* (Provider of billing solutions, software and
  services for customer care and billing functions) .....................................        113,300             8,950,700
Fiserv Inc.* (Data processing services) .................................................        167,400             8,610,638
Keane, Inc.* (Provider of computer software project management and design
  development services) .................................................................        250,000             9,984,375
SunGard Data Systems* (Specialized computer services) ...................................        211,000             8,374,063
                                                                                                                   -----------
                                                                                                                    47,412,776
                                                                                                                   -----------

    The accompanying notes are an integral part of the financial statements.


                          12 - Scudder Development Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Miscellaneous Commercial Services 14.3%
Apollo Group, Inc. "A"* (Provider of higher education programs for working
  adults) ...............................................................................        300,000            10,162,500
CMG Information Services, Inc.* (Developer of information-based products and
  services for direct marketing) ........................................................        212,600            22,641,900
Cintas Corp. (Uniform rentals) ..........................................................        490,000            34,514,375
Concord EFS, Inc.* (Electronic transaction authorization, processing, settlement
  and transfer services) ................................................................        340,100            14,411,738
Ecolab, Inc. (Commercial cleaning, sanitizing and maintenance services) .................        244,600             8,851,463
G & K Services, Inc. "A" (Uniform rentals) ..............................................        199,000            10,596,750
Nova Corp. of Georgia* (Provider of transaction processing services related to
  software application products) ........................................................        204,500             7,093,594
Whittman-Hart, Inc.* (Information technology consulting and system integration
  services) .............................................................................        209,000             5,773,625
                                                                                                                   -----------
                                                                                                                   114,045,945
                                                                                                                   -----------
Miscellaneous Consumer Services 1.9%
ITT Educational Services, Inc.* (Provider of technology-oriented postsecondary
  degree programs) ......................................................................        215,300             7,320,200
Service Corp. International (Funeral and cemetery services) .............................        199,300             7,585,856
                                                                                                                   -----------
                                                                                                                    14,906,056
                                                                                                                   -----------
Manufacturing 3.6%
Containers & Paper 1.1%
Aptargroup, Inc. (Manufacturer of packaging equipment components) .......................        307,800             8,637,638
                                                                                                                   -----------
Diversified Manufacturing 1.0%
Pentair, Inc. (Diversified manufacturing company) .......................................        198,000             7,882,875
                                                                                                                   -----------
Office Equipment/Supplies 1.5%
Lexmark International Group Inc. "A"* (Developer, manufacturer and supplier of
  printing solutions and products) ......................................................        120,000            12,060,000
                                                                                                                   -----------
Technology 17.9%
Computer Software 2.0%
Intuit Inc.* (Leading provider of financial software for households and small
  businesses) ...........................................................................        107,700             7,808,242
Maxtor Corp.* (Developer, manufacturer and marketer of hard disk drives for
  desktop computer systems) .............................................................        575,100             8,051,400
                                                                                                                   -----------
                                                                                                                    15,859,642
                                                                                                                   -----------
Diverse Electronic Products 4.0%
Gentex Corp.* (Designer, developer, manufacturer and marketer of products which
  use electro-optic technology) .........................................................        373,300             7,466,000

    The accompanying notes are an integral part of the financial statements.


                          13 - Scudder Development Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
KLA Tencor Corp.* (Developer, manufacturer and marketer of automated image
  processing systems) ...................................................................        200,000             8,675,000
Solectron Corp.* (Manufacturer of computer products and subsystems) .....................        167,500            15,567,031
                                                                                                                   -----------
                                                                                                                    31,708,031
                                                                                                                   -----------
EDP Peripherals 6.6%
Mercury Interactive Corp.* (Producer of automated software testing tools) ...............        224,100            14,174,325
Network Appliance, Inc.* (Designer and manufacturer of network data storage
  devices) ..............................................................................        659,700            29,686,500
Symbol Technologies Inc. (Manufacturer of bar code laser scanners) ......................        137,400             8,785,013
                                                                                                                   -----------
                                                                                                                    52,645,838
                                                                                                                   -----------
Office/Plant Automation 0.9%
Novell Inc.* (Personal computer network systems) ........................................        397,900             7,211,938
                                                                                                                   -----------
Semiconductors 4.4%
Linear Technology Corp. (Manufacturer of integrated circuits) ...........................        143,000            12,807,438
Sanmina Corp.* (Provider of electronics contract manufacturing services) ................        181,800            11,362,500
Vitesse Semiconductor Corp.* (Manufacturer of digital integrated circuits) ..............        245,100            11,182,688
                                                                                                                   -----------
                                                                                                                    35,352,626
                                                                                                                   -----------
Energy 1.8%
Oil & Gas Transmission 0.8%
El Paso Energy Corp. (Marketer, trader and transporter of natural gas and
  natural gas products) .................................................................        188,500             6,562,156
                                                                                                                   -----------
Oilfield Services/Equipment 1.0%
Newpark Resources, Inc.* (Environmental management and oilfield construction
  services) .............................................................................        570,900             3,889,256
Transocean Offshore Inc. (Contract drilling services of offshore oil and gas
  wells) ................................................................................        150,600             4,037,963
                                                                                                                   -----------
                                                                                                                     7,927,219
                                                                                                                   -----------
Construction 2.5%
Building Materials 1.5%
Simpson Manufacturing Co., Inc.* (Manufacturer of wood-to-wood, wood-to-concrete
  and wood-to-masonry connectors) .......................................................        318,600            11,927,588
                                                                                                                   -----------
Homebuilding 1.0%
D.R. Horton, Inc. (Construction and sale of single family homes) ........................        362,300             8,332,900
                                                                                                                   -----------
Transportation 1.0%
Air Freight
Expeditors International of Washington, Inc. (Air and ocean freight forwarding,
  customs clearance, cargo insurance and logistical services) ...........................        190,000             7,980,000
------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $481,053,655)                                                                            745,593,503
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $532,851,150) (a)                                                       797,173,498
------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                          14 - Scudder Development Fund

--------------------------------------------------------------------------------

  *   Non-income producing security.

(a) The cost for federal income tax purposes was $532,883,281. At December 31, 1998, net unrealized appreciation for all securities based on tax cost was $264,290,217. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $270,249,673 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $5,959,456.

(b) Securities valued in good faith by the Valuation Committee of the Board of Trustees at fair value amounted to $3,199,995 (.42% of net assets). Their values have been estimated by the Board of Trustees in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at December 31, 1998 aggregated $3,417,495. These securities may also have certain restrictions as to resale.

(c) Restricted Securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The aggregate fair value of restricted securities at December 31, 1998, amounted to $3,199,995 which represents .42% of net assets. Information concerning such restricted securities at December 31, 1998 is as follows were:

      Security                            Acquisition Date              Cost ($)
      --------                            ----------------              --------
      InTouch Group Inc.                     2/14/1995                   217,500
      Norian Corp. "D"                       4/12/1995                 1,999,995
      InterVentional Technologies,
      Inc. "G"                               3/6/1995                  1,200,000

(d)   Issuer filed petition under Chapter 11 of the Federal Bankruptcy Code.

    The accompanying notes are an integral part of the financial statements.


                          15 - Scudder Development Fund

                              Financial Statements

                       Statement of Assets and Liabilities
                       as of December 31, 1998 (Unaudited)

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $532,851,150) ................       797,173,498
                 Receivable for investments sold ......................................       122,936,516
                 Receivable for Fund shares sold ......................................         5,531,826
                 Dividends and interest receivable ....................................           221,789
                 Foreign taxes recoverable ............................................             1,488
                 Other assets .........................................................            10,635
                                                                                           ----------------
                 Total assets .........................................................       925,875,752
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Due to custodian bank ................................................             1,061
                 Payable for investments purchased ....................................       142,428,883
                 Payable for Fund shares redeemed .....................................        12,700,783
                 Accrued management fee ...............................................           614,434
                 Other payables and accrued expenses ..................................           362,227
                                                                                           ----------------
                 Total liabilities ....................................................       156,107,388
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 769,768,364
                -------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Accumulated net investment loss ......................................        (3,132,433)
                 Net unrealized appreciation (depreciation) on:
                    Investments .......................................................       264,322,348
                    Foreign currency related transactions .............................            (3,605)
                 Accumulated net realized gain (loss) .................................        31,122,622
                 Paid-in capital ......................................................       477,459,432
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 769,768,364
                -------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                    ($769,768,364 / 20,598,986 outstanding shares of beneficial
                    interest, $.01 par value, unlimited number of shares                   ----------------
                    authorized) .......................................................            $37.37
                                                                                           ----------------

    The accompanying notes are an integral part of the financial statements.


                          16 - Scudder Development Fund

                             Statement of Operations

                 six months ended December 31, 1998 (Unaudited)

Investment Income
----------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Dividends ..............................................................   $   1,028,660
                 Interest ...............................................................       1,230,188
                                                                                           ----------------
                                                                                                2,258,848
                                                                                           ----------------
                 Expenses:
                 Management fee .........................................................       3,515,074
                 Services to shareholders ...............................................       1,565,201
                 Custodian and accounting fees ..........................................          65,343
                 Trustees' fees and expenses ............................................          19,922
                 Reports to shareholders ................................................          97,668
                 Registration fees ......................................................          51,937
                 Auditing ...............................................................          22,468
                 Legal ..................................................................           7,131
                 Other ..................................................................          46,537
                                                                                           ----------------
                                                                                                5,391,281
                -------------------------------------------------------------------------------------------
                 Net investment income (loss)                                                  (3,132,433)
                -------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from:
                 Investments -- Unaffiliated issuers ....................................       27,480,964
                 Investments -- Affiliated issuers ......................................        4,757,283
                                                                                           ----------------
                                                                                               32,238,247
                                                                                           ----------------
                 Net unrealized appreciation (depreciation) during the period on:
                 Investments ............................................................     (39,043,566)
                 Foreign currency related transactions ..................................             675
                                                                                           ----------------
                                                                                              (39,042,891)
                -------------------------------------------------------------------------------------------
                 Net gain (loss) on investment transactions                                    (6,804,644)
                -------------------------------------------------------------------------------------------
                -------------------------------------------------------------------------------------------
                 Net increase (decrease) in net assets resulting from operations            $  (9,937,077)
                -------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                          17 - Scudder Development Fund

                       Statements of Changes in Net Assets

                                                                                    Six Months
                                                                                      Ended
                                                                                   December 31,
                                                                                       1998           Year Ended
Increase (Decrease) in Net Assets                                                   (Unaudited)     June 30, 1998
------------------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income (loss) ...............................     $  (3,132,433)    $  (8,621,837)
                 Net realized gain (loss) from investment transactions ......        32,238,247       117,823,275
                 Net unrealized appreciation (depreciation) on
                    investment transactions during the period ...............       (39,042,891)       36,206,400
                                                                                 ----------------  ----------------
                 Net increase (decrease) in net assets resulting from
                    operations ..............................................        (9,937,077)      145,407,838
                                                                                 ----------------  ----------------
                 Distributions to shareholders from net realized gains ......       (70,436,487)      (78,146,533)
                                                                                 ----------------  ----------------
                 Fund share transactions:
                 Proceeds from shares sold ..................................       502,981,794       623,810,270
                 Net asset value of shares issued to shareholders in
                    reinvestment of distributions ...........................        67,517,665        74,979,135
                 Cost of shares redeemed ....................................      (565,762,606)     (782,209,774)
                                                                                 ----------------  ----------------
                 Net increase (decrease) in net assets from Fund share
                    transactions ............................................         4,736,853       (83,420,369)
                                                                                 ----------------  ----------------
                 Increase (decrease) in net assets ..........................       (75,636,711)      (16,159,064)
                 Net assets at beginning of period ..........................       845,405,075       861,564,139
                 Net assets at end of period (including accumulated              ----------------  ----------------
                    net investment loss of $3,132,433) ......................     $ 769,768,364     $ 845,405,075
                                                                                 ----------------  ----------------
Other Information
------------------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Fund shares
                 Shares outstanding at beginning of period ..................        20,289,263        22,081,273
                                                                                 ----------------  ----------------
                 Shares sold ................................................        14,313,179        15,158,214
                 Shares issued to shareholders in reinvestment of
                    distributions ...........................................         1,901,906         2,003,718
                 Shares redeemed ............................................       (15,905,362)      (18,953,942)
                                                                                 ----------------  ----------------
                 Net increase (decrease) in Fund shares .....................           309,723        (1,792,010)
                                                                                 ----------------  ----------------
                 Shares outstanding at end of period ........................        20,598,986        20,289,263
                                                                                 ----------------  ----------------

    The accompanying notes are an integral part of the financial statements.


                          18 - Scudder Development Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period (a) and other performance information derived from the financial statements.

                                                            Six Months
                                                              Ended
                                                           December 31,
                                                               1998                     Years Ended June 30,
                                                           (Unaudited)      1998        1997       1996        1995        1994
------------------------------------------------------------------------------------------------------------------------------------
                                                          --------------------------------------------------------------------------
Net asset value, beginning of period ..................     $ 41.67       $ 39.02     $ 45.56    $ 37.35     $ 27.58     $ 34.58
                                                          --------------------------------------------------------------------------
Income from investment operations:
Net investment loss ...................................        (.16)         (.41)       (.40)      (.38)       (.31)       (.30)
Net realized and unrealized gain (loss) on
  investment transactions .............................        (.39)         6.94       (1.66)     12.79       12.20       (3.63)
                                                          --------------------------------------------------------------------------
Total from investment operations ......................        (.55)         6.53       (2.06)     12.41       11.89       (3.93)
                                                          --------------------------------------------------------------------------
Less distributions from net realized gains on
  investment transactions .............................       (3.75)        (3.88)      (4.48)     (4.20)      (2.12)      (3.07)
                                                          --------------------------------------------------------------------------
Total distributions ...................................       (3.75)        (3.88)      (4.48)     (4.20)      (2.12)      (3.07)
                                                          --------------------------------------------------------------------------
                                                          --------------------------------------------------------------------------
Net asset value, end of period ........................     $ 37.37       $ 41.67     $ 39.02    $ 45.56     $ 37.35     $ 27.58
                                                          --------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Total Return (%) ......................................        (.85)**      17.86       (4.93)     35.26       45.41      (12.91)
Ratios and Supplemental Data
Net assets, end of period ($ millions) ................         770           845         862      1,040         727         546
Ratio of operating expenses to average daily
  net assets (%) ......................................        1.51*         1.41        1.36       1.24        1.32        1.27
Ratio of net investment income (loss) to
  average daily net assets (%) ........................        (.88)*        (.99)      (1.02)      (.91)      (1.01)       (.91)
Portfolio turnover rate (%) ...........................        67.0(b)**     52.4        52.2       58.8        41.6        48.3

(a) Per share amounts have been calculated using the weighted average shares method.
(b) The change in the investment objective during the period resulted in a higher portfolio turnover rate.
*   Annualized
**  Not annualized


                          19 - Scudder Development Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Development Fund (the "Fund") is a diversified series of Scudder Securities Trust, a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on the Nasdaq System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities other than money market securities with an original maturity over sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the repurchase price.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

     (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

     (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.


                         20 - Scudder Development Fund

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to tax equalization and investments in certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade date plus one basis. However, for financial reporting purposes, investment security transactions are reported on trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

                      B. Purchases and Sales of Securities

During the six months ended December 31, 1998, purchases and sales of investment securities (excluding short-term investments) aggregated $451,375,580 and $509,783,918, respectively.

                               C. Related Parties

Under the Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Fund agrees to pay to the Adviser a fee equal to an annual rate of 1.00% of the Fund's first $500 million of average daily net assets, .95% of the next $500 million of such net assets, and .90% on such net assets in excess of $1 billion, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objective, policies, and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. For the six months ended December 31, 1998, the fee pursuant to these agreements amounted to $3,515,074, which was equivalent to an annual effective rate of .99% of the Fund's average daily net assets.

Effective September 7, 1998, Zurich Insurance Company ("Zurich"), majority owner of the Adviser, entered into an agreement with B.A.T Industries p.l.c. ("B.A.T") pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon


                         21 - Scudder Development Fund
consummation of the transaction, the Fund's Management Agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. In December 1998, the Board of Trustees and the shareholders of the Fund approved a new investment management agreement with Scudder Kemper, which is substantially identical to the former Management Agreement, except for the dates of execution and termination.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended December 31, 1998, the amount charged to the Fund by SSC aggregated $640,349, of which $103,357 is unpaid at December 31, 1998.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. For the six months ended December 31, 1998, the Special Servicing Agreement expense charged to the Fund amounted to $84,718.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the six months ended December 31, 1998, the amount charged to the Fund by STC aggregated $706,283, of which $114,025 is unpaid at December 31, 1998.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended December 31, 1998, the amount charged to the Fund by SFAC aggregated $47,382, of which $7,919 is unpaid at December 31, 1998.

The Fund pays each of its Trustees not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the six months ended December 31, 1998, Trustees' fees and expenses aggregated $19,922.

               D. Transactions in Securities of Affiliated Issuers

An affiliated issuer is a company in which the Fund has ownership of at least 5% of the voting securities. A summary of the Fund's transactions with companies which are or were affiliates during the six months ended December 31, 1998 is as follows:

                                        Purchases              Sales              Dividend             Market
              Affiliate                  Cost ($)            Cost ($)            Income ($)           Value ($)
      ---------------------------------------------------------------------------------------------------------------
      ICU Medical, Inc.                         --            9,558,749                  --                    --
      Alexion                                   --            4,717,763                  --                    --
                                   ---------------      ---------------     ---------------      ----------------
                                                --           14,276,512                  --                    --
                                   ===============      ===============     ===============      ================


                         22 - Scudder Development Fund

                                E. Line of Credit

The Fund and several Scudder Funds ("The Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.


                         23 - Scudder Development Fund

                      Shareholder Meeting Results


A Special Meeting of Shareholders (the "Meeting") of Scudder Development Fund (the "Fund") was held on December 15, 1998, at the office of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1. To approve a new Investment Management Agreement for the Fund with Scudder Kemper Investments, Inc.


                                Number of Votes:
                                ----------------

            For              Against           Abstain      Broker Non-Votes*
            ---              -------           -------      -----------------

        10,128,900           346,210           289,637              0


2. To approve the revision of the Fund's fundamental lending policy.


                                Number of Votes:
                                ----------------

            For              Against           Abstain      Broker Non-Votes*
            ---              -------           -------      -----------------

         9,295,005           470,422           438,886           560,434





--------------------------------------------------------------------------------
* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.


                         24 - Scudder Development Fund

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                         26 - Scudder Development Fund

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                         27 - Scudder Development Fund

                              Officers and Trustees

Daniel Pierce*
President and Trustee

Paul Bancroft III
Trustee; Venture Capitalist and Consultant

Sheryle J. Bolton
Trustee; Chief Executive Officer, Scientific Learning Corporation

William T. Burgin
Trustee; General Partner,
Bessemer Venture Partners

Keith R. Fox
Trustee; President, Exeter Capital Management Corporation

William H. Luers
Trustee; President, Metropolitan Museum of Art

Kathryn L. Quirk*
Trustee, Vice President and Assistant Secretary

Joan Spero
Trustee; President, Doris Duke Charitable Foundation

Thomas J. Devine
Honorary Trustee; Consultant

Wilson Nolen
Honorary Trustee; Consultant

Robert G. Stone, Jr.
Honorary Trustee; Chairman Emeritus and Director, Kirby Corporation

Edmund R. Swanberg
Honorary Trustee

Peter Chin*
Vice President

J. Brooks Doherty*
Vice President

James M. Eysenbach*
Vice President

James E. Fenger*
Vice President

Philip S. Fortuna*
Vice President

Thomas W. Joseph*
Vice President

Ann M. McCreary*
Vice President

Thaddeus Paluszek*
Vice President

Kurt R. Stalzer*
Vice President

Peter Taylor*
Vice President

Thomas F. McDonough*
Vice President and Secretary

Richard W. Desmond*
Assistant Secretary

John R. Hebble*
Treasurer

Caroline Pearson*
Assistant Secretary


                   *Scudder Kemper Investments, Inc.

                         28 - Scudder Development Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Prime Reserve Shares*
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series --
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder Corporate Bond Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund

Preferred Series
----------------
  Scudder Tax Managed Growth Fund
  Scudder Tax Managed Small
    Company Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                          29 - Scudder Development Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- www.scudder.com
          1-800-343-2890
                                                                       Personal Investment Organizer: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                          30 - Scudder Development Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          800 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                          31 - Scudder Development Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $230 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER

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